UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 11, 2005


                            TASCO INTERNATIONAL, INC.
                 (Exact name of registrant specified in charter)


   Delaware                         0-32201                       33-0824714
 (State of                     (Commission File                 (IRS Employer
Incorporation)                      Number)                  Identification No.)


                      1649 Dartmouth, Chula Vista, CA 91913
               (Address of principal executive offices) (Zip Code)


                                 (619) 482-7800
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 11, 2005, Tasco International Inc., (the "Company") appointed John Lauring to serve as President, Secretary, Treasurer and Director of the Company and Glen Devore to serve as Director of the Company.

Effective August 11, 2005, Adrienne Humphreys has resigned as President, Secretary, Treasurer and Director of the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 TASCO INTERNATIONAL, INC.


                                 By: /s/ John Lauring
                                    ---------------------------------------
                                 Name:  John Lauring
                                 Title: President


Dated: August 15, 2005